Exhibit 99(a)

 QUARTER REPORT FIRST  MARCH 31, 2013 April 2013 Dear Fellow Shareholders: We are pleased to report that first quarter 2013 results represented a solid start to the new year, and note the following highlights: • Net income of $9.2 million was up 2.9% from the prior year, and is up 24.2% over the last two years; • Our asset quality improved during the quarter, with nonperforming loans to total loans falling from 1.96% at December 31, 2012 to 1.84% at March 31, 2013. The median for our peer group at year-end (the most recent data available) was 2.46%. Our loans that are 30 to 89 days delinquent have also improved, declining to 0.24% of loans at March 31, 2013 from 0.30% at December 31, 2012 and from a year-end 2010 high of 0.91%. The median for our peer group at year-end (the most recent data available) was 0.66%.  • Average deposits and average loans were up $31 million and $168 million, respectively, for the first quarter of 2013 compared to the prior year; • Our efficiency ratio remains among industry leaders at 54% in the first quarter of 2013, compared to 53% in the first quarter of 2012; • Capital levels remain strong, with tangible equity equal to 8.17% of tangible assets at March 31, 2013 compared to 7.87% at March 31, 2012, and; • During the quarter we were awarded a 5-Star rating from Bauer Financial, Inc. We were able to achieve net income, loan and deposit growth, despite a continued fragile economy and increased regulatory burden by executing our long term plan and through the hard work of our staff, the support of our Board of Directors and shareholders. Our long term focus on traditional lending criteria and conservative balance sheet management continues to allow us to direct our efforts toward expanding our loan and deposit base, which is fundamental to the long term success of our Company. We continue to celebrate the tenth anniversary of our expansion into Central Florida and Downstate New York. Over that period we opened 82 branches, allowing us to serve many thousands of new customers. These new relationships have been key to the growth of our deposit and loan balances and we expect that to continue. Our long term plan remains focused on the growth of the Company, as the current environment will eventually become more favorable.  Return on average equity was 10.35% in the first quarter of 2013 compared to 10.45% in the prior year first quarter, while return on average assets was 0.86% in 2013 and 0.84% in the prior year.  The banking industry still faces challenges, but we look forward to the balance of 2013 with optimism as our approach to the business keeps us in a highly flexible position to capitalize on changes in the environment. We look forward to sharing our future success with you. Thank you for your continued support. Sincerely, Robert J. McCormick President and Chief Executive Officer BALANCE SHEET STATEMENT OF INCOME CONSOLIDATED CONSOLIDATED  March 31,  March 31, 2013 2012 (Dollars in Thousands Except Per Share Data, Unaudited) (Dollars in Thousands, Unaudited) 2013 2012  Three Months Ended, Interest income:  Loans  Investment securities  Federal funds sold and other short term investments  Total interest  income  Interest expense:  Deposits  Borrowings Total interest  expense Net interest  income  Provision for  loan losses  Net interest  income after  provision for  loan losses Net securities  transactions Noninterest  income Noninterest  expense Income before  income taxes Income tax  expense Net income  Net income per  common share: Basic  Diluted Assets  Loans, net Securities available  for sale Held to maturity securities Other interest earning assets  Federal funds sold and other short-term investments  Total earning assets  Cash and due from banks Premises and equipment Other assets  Total assets Liabilities  Deposits:  Demand  Interest bearing checking  Savings  Money market  Time  Total deposits  Short-term borrowings  Other liabilities Total liabilities Shareholders’ equity Total liabilities and shareholders’ equity  $ 2,656,109 1,077,484 117,973 9,632 405,262 4,266,460 39,512 35,787 69,998 $ 4,411,757 $ 298,243 579,077 1,213,226 656,577 1,110,557 3,857,680 171,019 22,169 4,050,868 360,889 $ 4,411,757 2,475,779 1,084,707 178,941 9,004 486,055 4,234,486 39,426 37,099 63,432 4,374,443 281,628 507,510 1,068,058 631,761 1,362,393 3,851,350 159,002 19,445 4,029,797 344,646 4,374,443 $ 31,481 5,744 245 37,470 3,501 364 3,865 33,605 2,000 31,605 2 4,590  21,557 14,640 5,472 $009,168 $000.097 $000.097 32,425 6,548 320 39,293 5,521 388 5,909 33,384 3,100 30,284 677 4,333  21,136 14,158 5,249 8,909 .095 .095

FINANCIAL HIGHLIGHTS

(Dollars in Thousands Except Per Share Data, Unaudited)		2013	2012
Three Months Ended March 31,			
Net interest income (tax equivalent)	$	33,707	33,637
Provision for loan losses		2,000	3,100
Net income		9,168	8,909
Per Common Share Data:			
Net income:			
Basic	$	.097	.095
Diluted		.097	.095
Tangible book value at period end		3.83	3.68
Performance Ratios:			
Return on average assets		0.86 %	0.84
Return on average equity		10.35	10.45
Efficiency ratio		54.33	53.12

Trust Department

Assets under management as of March 31, 2013 have a market value of $773 million.

Dividend Reinvestment Plan

Inquiries regarding the dividend reinvestment plan should be directed to:

Registrar and Transfer Company
10 Commerce Drive
Cranford, New Jersey 07016-3572
(800) 368-5948
www.rtco.com

Common Stock Data

The Corporation's common stock is traded on the NASDAQ Global Select Market.

The range of the high and low prices, as reported by NASDAQ, and quarterly dividends are shown to the right:

Quarter		High	Low	Dividend Declared
1st	Quarter 2012	$ 5.92	5.15	.0656
2nd	Quarter 2012	5.86	5.02	.0656
3rd	Quarter 2012	5.91	5.37	.0656
4th	Quarter 2012	5.84	5.09	.0656
1st	Quarter 2013	5.65	5.13	.0656

Subsidiary: TRUSTCO BANK®
Your Home Town Bank

BRANCH LOCATIONS

ALBANY COUNTY, NY	
Central Avenue	(518) 426-7291
Colonie Plaza	(518) 456-0041
Crestwood Plaza	(518) 482-0693
Delmar	(518) 439-9941
Glenmont	(518) 449-2128
Guilderland	(518) 355-4890
Latham - Johnson Road	(518) 785-0761
Latham - Route 2	(518) 785-7155
Latham - Route 7	(518) 785-4744
Loudon Plaza	(518) 462-6668
Madison Avenue	(518) 489-4711
New Scotland	(518) 438-7838
Newton Plaza	(518) 786-3687
Slingerlands	(518) 439-9352
State Farm Road	(518) 452-6913
State Street - Albany	(518) 436-9043
Stuyvesant Plaza	(518) 489-2616
Wolf Road	(518) 458-7761
COLUMBIA COUNTY, NY	
Chatham	(518) 392-0031
Hudson	(518) 828-9434
Valatie	(518) 758-2265
DUTCHESS COUNTY, NY	
Fishkill	(845) 896-8260
Poughkeepsie	(845) 485-6419
Red Hook	(845) 752-2224
Wappingers Falls	(845) 298-9315
GREENE COUNTY, NY	
Tanners Main	(518) 943-2500
Tanners West	(518) 943-5090
ORANGE COUNTY, NY	
Monroe	(845) 782-1100
RENSSELAER COUNTY, NY	
Brunswick	(518) 272-0213
East Greenbush	(518) 479-7233
Hoosick Falls	(518) 686-5352
Schaghticoke	(518) 753-6509
Troy	(518) 274-5420
West Sand Lake	(518) 674-3327
Wynantskill	(518) 286-2674
ROCKLAND COUNTY, NY	
Airmont	(845) 357-2435
New City	(845) 634-4571
Nyack	(845) 353-2035
Pomona	(845) 354-0176
SARATOGA COUNTY, NY	
Ballston Spa	(518) 885-1561
Clifton Country Rd	(518) 371-5002
Clifton Park	(518) 371-8451
Exit 8 / Crescent Road	(518) 383-0039
Exit 11	(518) 899-1558
Halfmoon	(518) 371-0593
Malta - 4 Corners	(518) 899-1056
Mechanicville	(518) 664-1059
Milton	(518) 885-0498
Saratoga	(518) 587-3520
South Glens Falls	(518) 793-7668
Ushers Road	(518) 877-8069
Wilton Mall	(518) 583-1716
Northern Pines Rd	(518) 583-2634
SCHENECTADY COUNTY, NY	
Altamont Avenue	(518) 356-1317
Altamont Avenue West	(518) 355-1900
Brandywine	(518) 346-4295
Balltown Road	(518) 377-2460
Freeman's Bridge Road	(518) 344-7510
Glenville - Mayfair	(518) 399-9121
Main Office	(518) 381-3831
Mont Pleasant	(518) 346-1267
Niskayuna - Woodlawn	(518) 377-2264
Rotterdam	(518) 355-8330
Rotterdam Square	(518) 377-2393
Scotia	(518) 372-9416
Sheridan Plaza	(518) 377-8517
Union Street East	(518) 382-7511
Upper Union Street	(518) 374-4056
SCHOHARIE COUNTY, NY	
Cobleskill	(518) 254-0290
ULSTER COUNTY, NY	
Highland	(845) 691-7023
Kingston	(845) 336-5372
WARREN COUNTY, NY	
Glens Falls	(518) 798-8131
Lake George	(518) 668-2352
Queensbury	(518) 798-7226
WASHINGTON COUNTY, NY	
Greenwich	(518) 692-2233
Hudson Falls	(518) 747-0886
WESTCHESTER COUNTY, NY	
Ardsley	(914) 693-3254
Bedford Hills	(914) 666-6230
Briarcliff Manor	(914) 762-7133
Bronxville	(914) 771-4180
Elmsford	(914) 345-1808
Hartsdale	(914) 722-2640
Mamaroneck	(914) 777-3023
Mt. Kisco	(914) 666-2362
Peekskill	(914) 739-1839
Pelham	(914) 632-1983
BREVARD COUNTY, FL	
Melbourne	(321) 752-0446
CHARLOTTE COUNTY, FL	
Englewood	(941) 460-0601
HILLSBOROUGH COUNTY, FL	
Apollo Beach	(813) 649-0460
Sun City Center	(813) 633-1468
LAKE COUNTY, FL	
Lady Lake	(352) 205-8893
Lake Square	(352) 323-8147
Leesburg	(352) 365-1305
North Clermont	(352) 243-2563
South Clermont	(352) 243-9511
MANATEE COUNTY, FL	
Bradenton	(941) 792-2604
ORANGE COUNTY, FL	
Apopka	(407) 464-7371
Avalon Park	(407) 380-2264
BeeLine Center	(407) 240-0945
Colonial Drive	(407) 895-6393
Curry Ford Road	(407) 277-9663
Dean Road	(407) 657-8001
Downtown Orlando	(407) 422-7129
E. Colonial Drive	(407) 275-3075
Goldenrod	(407) 207-3773
Lee Road	(407) 532-5211
Lee Vista	(321) 235-5583
Sweetwater	(407) 774-1347
West Curry Ford Road	(407) 893-9878
Windermere	(407) 654-0498
Winter Garden	(407) 654-4609
OSCEOLA COUNTY, FL	
Gateway Commons	(407) 932-0398
Pleasant Hill Commons	(407) 846-8866
PALM BEACH COUNTY, FL	
Juno Beach	(561) 630-4521
POLK COUNTY, FL	
Davenport	(863) 424-9493
Winter Haven	(863) 326-1918
SARASOTA COUNTY, FL	
Osprey	(941) 918-9380
Sarasota	(941) 929-9451
Venice	(941) 496-9100
SEMINOLE COUNTY, FL	
Alafaya Woods	(407) 359-5991
Aloma	(407) 677-1969
Lake Mary Boulevard	(407) 330-7106
Longwood	(407) 339-3396
Maitland	(407) 332-6071
Oviedo	(407) 365-1145
Rinehart Road	(407) 268-3720
Tuskawilla Road	(407) 695-5558
Westwood	(407) 321-4925
Winter Springs	(407) 327-6064
VOLUSIA COUNTY, FL	
Orange City	(386) 775-1392
Port Orange	(386) 322-3730
BERKSHIRE COUNTY, MA	
Allendale	(413) 236-8400
Pittsfield	(413) 442-1330
Great Barrington	(413) 644-0054
Lee	(413) 243-4300
BERGEN COUNTY, NJ	
Ramsey	(201) 934-1429
Northvale	(201) 750-1501
BENNINGTON COUNTY, VT	
Bennington	(802) 447-4952

Equal Housing Lender · Member FDIC

TRUSTCO Bank Corp NY
P.O. Box 1082
Schenectady, New York 12301-1082

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FIRST QUARTER REPORT

MARCH 31, 2013